SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2001




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9971          91-1413284
--------------------------------    -----------------   -------------------
(State or other Jurisdiction          (Commission       (I.R.S. Employer
     of incorporation)                File Number)      Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
-----------------------------------------------------            -----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 713-624-9500


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                                      -2-


Item 7. Financial Statements and Exhibits

  Exhibit No.           Description

     1 Form of Standard Provisions of Underwriting Agreement among Burlington Resources Finance Company and the Underwriter(s) with respect to Debt Securities of Burlington Resources Finance Company.

     4.1  Form of Indenture of Burlington Resources Finance Company.

     4.2 Form of Guarantee Agreement of Burlington Resources Inc. with respect to Senior Debt Securities of Burlington Resources Finance Company.

     4.3 Form of Senior Debt Security of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

     5.1  Opinion of Cahill Gordon & Reindel.

     5.2  Opinion of Stewart McKelvey Stirling Scales.

     8.1 Opinion of White & Case LLP as to certain United States federal income tax matters.

     8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.

     10.1 Form of First Amendment and Restatement of the Short-Term Revolving Credit Agreement, dated as of February 25, 1998, as amended and restated as of February 23, 1999, among Burlington Resources Inc. and the several financial institutions listed therein.

     10.2 Form of Second Amendment and Restatement of the Short-Term Revolving Credit Agreement, dated as of February 25, 1998, as amended and restated pursuant to the Amendment and Restatement Agreement dated as of February 23, 1999, and as further amended as of January 17, 2000, among Burlington Resources Inc. and the several financial institutions listed therein.



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                                      -3-


     10.3 Form of Second Amendment and Restatement of the Long-Term Revolving Credit Agreement, dated as of February 25, 1998 and amended and restated as of February 23, 1999, among Burlington Resources Inc. and the several financial institutions listed therein.

     25 Form T-1 Statement of Eligibility of the Trustee under the Burlington Resources Finance Company Indenture under the Trust Indenture Act of 1939, as amended.






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                                      -4-

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BURLINGTON RESOURCES INC.



Date:  February 8, 2001             By:  /s/ Daniel Hawk
                                         ---------------------------------
                                         Name:   Daniel Hawk
                                         Title:


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                                      -5-

                                  EXHIBIT INDEX

        Exhibit No.           Description

     1 Form of Standard Provisions of Underwriting Agreement among Burlington Resources Finance Company and the Underwriter(s) with respect to Debt Securities of Burlington Resources Finance Company.

     4.1  Form of Indenture of Burlington Resources Finance Company.

     4.2 Form of Guarantee Agreement of Burlington Resources Inc. with respect to Senior Debt Securities of Burlington Resources Finance Company.

     4.3 Form of Senior Debt Security of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

     5.1  Opinion of Cahill Gordon & Reindel.

     5.2  Opinion of Stewart McKelvey Stirling Scales.

     8.1 Opinion of White & Case LLP as to certain United States federal income tax matters.

     8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.

     10.1 Form of First Amendment and Restatement of the Short-Term Revolving Credit Agreement, dated as of February 25, 1998, as amended and restated as of February 23, 1999, among Burlington Resources Inc. and the several financial institutions listed therein.

     10.2 Form of Second Amendment and Restatement of the Short-Term Revolving Credit Agreement, dated as of February 25, 1998, as amended and restated pursuant to the Amendment and Restatement Agreement dated as of February 23, 1999, and as further amended as of January 17, 2000, among Burlington Resources Inc. and the several financial institutions listed therein.

     10.3 Form of Second Amendment and Restatement of the Long-Term Revolving Credit Agreement, dated as of



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                                      -6-


          February 25, 1998 and amended and restated as of February 23, 1999, among Burlington Resources Inc. and the several financial institutions listed therein.

     25 Form T-1 Statement of Eligibility of the Trustee under the Burlington Resources Finance Company Indenture under the Trust Indenture Act of 1939, as amended.